Supplement to AS Trophy Prospectus Dated May 1, 2000
                         Supplement dated July 10, 2000

This Supplement should be retained with the current Prospectus for your variable life policy issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

The following appendix is added to the Prospectus for your Policy.

             APPENDIX D - SALE OF CONTRACTS TO NEW JERSEY RESIDENTS

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The State of New  Jersey  requires  that  certain  provisions  of the  Policy be modified in accordance with state law. Below is a description of certain policy provisions that are modified when the Policy is sold to New Jersey residents.

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BENEFITS AT THE INSURED'S DEATH [Paragraph 2]
The Death Proceeds will include any monthly amount deducted during the period between the date of death and the date Death Proceeds become payable to the Beneficiary.

CASH VALUE CREDITS [Paragraph 15]

1. To qualify for Cash Value Credits as of any Policy Anniversary, the Cash Value of your Policy must equal or exceed the Premiums you have paid as of the Policy Anniversary date you qualify plus $50,000.

2. If you surrender your Policy or the Death Benefit becomes payable and, on the date that we process the surrender or calculate the Death Proceeds, your Cash Value equals or exceeds the Cash Value Trigger, we will add a pro rata portion of the amount that would have been payable as a Cash Value Credit based on the portion of the Policy Year that has elapsed.

     For example, assume you have made Premium payments equal to $50,000 and your Cash Value is $110,000. Further assume that you decide to surrender the Policy in Policy Year 6 when the Contingent Deferred Sales Charge is equal to 5% and the Contingent Deferred Tax Charge is 1%. The Cash Value of the Policy would be $107,000 ($110,000 minus $3,000 for the combination of the Contingent Deferred Sales Charge and the Contingent Deferred Tax Charge). Since the Cash Value of the Policy is greater than Premium plus $50,000, the Policy would qualify for a pro rata portion of the Cash Value Credit. Assuming the Policy was surrendered exactly in the middle of Policy Year 6, on surrender your Cash Value would be increased by the pro rata portion (1/2) of 0.25% multiplied by the Cash Value of the Policy.

LOANS [Paragraph 45]
The maximum  amount  available  as a loan is equal to 75% of your  current  Cash
Value.

ACCELERATED DEATH BENEFIT [Paragraph 62]
The Owner may elect to receive the Accelerated Death Benefit if the Insured became terminally ill prior to or after the Issue Date of the Policy or as a result of an accident that occurred prior to or after the Issue Date of the Policy.

MEDICALLY-RELATED WAIVER

The Medically-Related Waiver provision described in Paragraphs 64-67 and elsewhere in the Prospectus does not apply.

APPENDIX A - HYPOTHETICAL ILLUSTRATION OF ACCELERATED DEATH BENEFIT

You may request a personalized illustration showing how exercise of the Accelerated Death Benefit will affect values under your Policy.

TROPHY SUPP (07/10/2000)